iShares®
iShares, Inc.
Supplement dated May 15, 2026
to the currently effective Summary Prospectus, Prospectus and the Statement of Additional Information (the “SAI”) for the
iShares J.P. Morgan EM High Yield Bond ETF (EMHY) (the “Fund”)
The following changes to the Fund’s Prospectus, Summary Prospectus and SAI will take effect on June 1, 2026:

1)	The first five paragraphs of the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the J.P. Morgan USD Emerging Markets High Yield Bond Index (the “Underlying Index”), which tracks the performance of below investment-grade, U.S. dollar-denominated, emerging market, fixed- and floating-rate debt securities issued by corporate, sovereign, and quasi-sovereign entities. JPMorgan Chase & Co. or its affiliates (the “Index Provider” or “J.P. Morgan”) apply a country-focused diversification methodology to the Underlying Index, as described below.
The securities in the Underlying Index are classified by the Index Provider as below investment-grade – also referred to as “high yield” or “junk bonds” – in the J.P. Morgan EMBI Global Diversified Core and J.P. Morgan CEMBI Broad Diversified Core indices. An instrument is classified as high yield when the middle rating from Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings, Inc. (each, a “credit rating agency”) is below investment-grade. When a credit rating is available from only two credit rating agencies, the lower of the two must be below investment-grade. When only one credit rating agency rates an instrument, that rating is used.
Corporate bonds are eligible for inclusion in the Underlying Index if (i) the issuer’s operational headquarters and centralized decision-making are located in an emerging market country, (ii) the issue is 100% guaranteed by an entity in an emerging market country, or (iii) the location of the largest portion of the issuer’s operating assets is in an emerging market country. Eligible corporate instruments must have a current face amount outstanding of at least $500 million and at least 2.5 years until maturity. The Index Provider defines emerging markets to include Africa, Asia (excluding Japan, New Zealand and Australia), Eastern Europe, the Middle East, and Latin America.
Eligible sovereign and quasi-sovereign instruments must have a current face amount outstanding of at least $1 billion and at least 2.5 years until maturity. A quasi-sovereign entity is defined by the Index Provider as an entity that is 100% guaranteed or 100% owned by the government. Eligibility criteria relating to the issuing country’s gross national income per capita, purchasing power parity, and sovereign credit rating are also applied.
A constituent may remain in the Underlying Index until one year before it matures. The Underlying Index excludes convertibles, inflation-linked instruments, defaulted corporate issues, and instruments where the amount of coupon or redemption payment is linked to an exchange rate. The Underlying Index is rebalanced on the last business day of each month.
The Index Provider’s diversification methodology is based on the average size of the countries represented in the Underlying Index and the debt stock size of the largest country. The weights of index countries with larger debt stock are limited by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. In addition, a 10% cap is applied at the country level (i.e., to the total of all the issuer weights from each country), and excess weight is redistributed to countries below the cap. The Index Provider will periodically review and may adjust the cap level.
As of October 31, 2025, the Underlying Index included issuers located in 59 countries. As of October 31, 2025, a significant portion of the Underlying Index was represented by sovereign and quasi-sovereign obligations and securities of issuers in the financial services and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”).

2)	In the “J.P. Morgan Indexes” section of the SAI, the Index Description for the J.P. Morgan USD Emerging Markets High Yield Bond Index is deleted in its entirety and replaced with the following:
Index Description. The J.P. Morgan USD Emerging Markets High Yield Bond Index tracks the performance of below investment-grade, U.S. dollar-denominated, emerging market, fixed- and floating-rate debt securities issued by corporate, sovereign, and quasi-sovereign entities. Below investment-grade bonds are also known as “high yield” or “junk bonds.”
Corporate bonds are eligible for inclusion in the Underlying Index if (i) the issuer’s operational headquarters and centralized decision-making are located in an emerging market country, (ii) the issue is 100% guaranteed by an entity within an emerging market country, or (iii) the location of the largest portion of the issuer’s operating assets is in an emerging market country. Eligible corporate instruments must have a current face amount outstanding of at least $500 million and at least 2.5 years until maturity. The Index Provider defines emerging markets to include Africa, Asia (excluding Japan, New Zealand and Australia), Eastern Europe, the Middle East, and Latin America.
Eligible sovereign and quasi-sovereign instruments must have a current face amount outstanding of at least $1 billion and at least 2.5 years until maturity. A quasi-sovereign entity is defined by the Index Provider as an entity that is 100% guaranteed or 100% owned by the government. In addition, for a sovereign or quasi-sovereign bond to be eligible, the issuing country’s (1) gross national income per capita (“GNI”) must be below the Index Income Ceiling (“IIC”) for three consecutive years or the Index Purchasing Power Parity Ratio (the “IPR”) must be below the EM IPR threshold for three consecutive years and (2) sovereign credit rating must be below investment grade, as defined by the Index Provider. The Index Provider defines IIC as the GNI per capita level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current US$), provided by the World Bank annually. The IPR is calculated by the Index Provider from the one‑year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number that mimics the changes to the World IPR.
An issuing country currently represented in the Underlying Index will no longer be eligible for inclusion if all of the following criteria are met for three consecutive years: (1) its GNI is above the IIC threshold, (2) its IPR is above the EM IPR threshold, and (3) its sovereign credit rating is at or above A3/A‑/A‑.
A constituent may remain in the Underlying Index until one year before it matures. The Underlying Index excludes convertibles, inflation-linked instruments, defaulted corporate issues, and instruments where the amount of coupon or redemption payment is linked to an exchange rate. The Underlying Index is rebalanced on the last business day of each month.
The Index Provider’s diversification methodology is based on the average size of the countries represented in the Underlying Index and the debt stock size of the largest country. The weights of index countries with larger debt stock are limited by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. In addition, a 10% cap is applied at the country level (i.e., to the total of all the issuer weights from each country), and excess weight is redistributed to countries below the cap. The Index Provider will periodically review and may adjust the cap level.
As of October 31, 2025, the Underlying Index included issuers located in Angola, Argentina, Bahrain, Bolivia, Brazil, Burkina Faso, Cameroon, Chile, China, Colombia, Congo, Costa Rica, Cote D’Ivoire, Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Ghana, Guatemala, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Lebanon, Macau, Madagascar, Malaysia, Mexico, Moldova, Morocco, Nigeria, Oman, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, the Philippines, Poland, Qatar, Saudi Arabia, Senegal, Serbia, Singapore, South Africa, Sri Lanka, Tanzania, Thailand, Togo, Trinidad and Tobago, Turkey, Ukraine, the United Arab Emirates and Zambia.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑EMHY‑0526

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